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                                                                 Exhibit 10.3(f)


                          AMENDMENT NO. 6 TO THE FIFTH

                       AMENDED AND RESTATED LOAN AGREEMENT

                  THIS AMENDMENT NO. 6 TO THE FIFTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of January 10, 2001 (this "Amendment"), by and among G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), the Lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"), and FLEET NATIONAL BANK, (formerly known as Fleet Bank, N.A.) a national banking association as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS:

                  A. The Borrower, the Lenders and the Agent are parties to the Fifth Amended and Restated Loan Agreement, dated as of May 31, 1999, as further amended hereby (as it may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

                  B. The Borrower would like to acquire certain assets of Gloria Gay Coats, L.L.C. pursuant to a certain Asset Purchase Agreement dated as of January 10, 2001 by and among the Borrower, Target, William Hartman and Irwin Lazar (the "Asset Purchase Agreement")

                  C. The parties hereto wish to amend the Loan Agreement as hereinafter provided;

                  D. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Amendment to Loan Agreement.

                  1.1 This Amendment shall be deemed to be a sixth amendment to the Fifth Amended and Restated Loan Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

                  1.2 Section 7.4 of the Loan Agreement is hereby amended by deleting sub-clause (a) in its entirety and replacing it with the following:








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                  "(a) Merge or consolidate with any Person (whether or not the
Borrower or the Parent or any Subsidiary is the surviving entity), or acquire all or substantially all of the assets or any of the capital stock of any Person, other than the acquisition of certain assets of Gloria Gay Coats, LLC. (the "Target"), provided each of the following conditions has been satisfied:

                           (1) the Target is in the textile industry or a
                  substantially similar or related line of business of Borrower;

                           (2) the Purchase Price does not exceed the sum of (i)
                  the Initial Purchase Price plus (ii) the aggregate amounts specified in Section 2.5 of the Asset Purchase Agreement plus
                  (iii) the amounts set forth on Schedule A attached hereto for GGC Division's fabric and finished goods inventory existing as of the Closing Date (as defined in the Asset Purchase Agreement) plus (iv) all closing costs payable by Borrower in connection therewith. The term "Initial Purchase Price" means, with respect to the Target, $1,000,000 (including the fair market value of any non-cash component thereof, excluding the full value of any earn-out agreements)

                           (3) such acquisition shall not subject Agent or any
                  Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents;

                           (4) Borrower and/or the applicable Subsidiary thereof
                  shall have obtained all material third party consents and approvals required in connection with such acquisition;

                           (5) the business and assets (and, if applicable, all
                  shares of capital stock) so acquired in such acquisition shall be acquired by Borrower or the applicable Subsidiary thereof free and clear of all Liens (other than Permitted Encumbrances) and all Indebtedness and liabilities (other than Indebtedness and liabilities otherwise expressly permitted under this Agreement);

                           (6) no Indebtedness shall be incurred or assumed to
                  finance such acquisition or as the result of the consummation of such acquisition, other than (i) the incurrence of Loans as permitted hereunder in connection with the acquisition of Target and (ii) the assumption of outstanding Indebtedness of the Target secured by purchase money Liens or incurred with respect to capital leases to the extent expressly permitted under subsection 7.14;

                  1.3 Section 7.18 of the Loan Agreement is amended by inserting a new paragraph at the end of the paragraph in Section 7.18 to read as follows:

"Notwithstanding anything to the contrary above, Borrower may enter into a Lease at either 500 Seventh Avenue or 512 Seventh Avenue in New York City, in the amount not to exceed $100,000 annually, after the date of this Amendment."




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                  1.4 Section 7.9 of the Loan Agreement is amended by inserting a new subclause (g) after subclause (f) and revising the existing subclause (g) to read as a new subclause (h). New subclause (g) shall read as follows:

         "(g) Investments in the Qingdao Garments Production Co., Ltd. ("Qingdao") not to exceed $1,000,000 on a cost basis (excluding the earnings or losses attributed to such investment); provided, that in the event that any amounts advanced for such purpose that are evidenced by promissory note[s], that such promissory note[s] shall be pledged to the Agent on terms and conditions satisfactory to the Agent and there shall be no restriction whatsoever on the ability of Qingdao to repay such amount or amounts.

                  1.5 Section 7.20 of the Loan Agreement is amended by inserting after the word "Collateral" and before ".", the following:

         "other than license agreements for Jones New York and JNY Jones New York women's wool outerwear with Jones Investment Co., on terms and conditions satisfactory to Borrower"

                  1.6 Article 7 of the Loan Agreement is amended by inserting a new Section 7.21 "Contingent Obligations" to read as follows:

"Section 7.21  Contingent Obligations.

         (a) In connection with the acquisition of the Target, allow for any amounts other than the Purchase Price set above to be paid out; provided that upon the occurrence of the following conditions, pay to Target the following amounts (the "Earn-Out"):

                  Borrower also agrees to pay to Target for each of the one-year periods ending on January 31, 2002 and January 31, 2003 an amount equal to the excess of (1) 50% of the GGC Division's EBIT for each year in which EBIT exceeds $2,000,000 over (2) $70,000; provided, however, that (A) if the GGC Division's EBIT for the first year is less than $2,000,000 and the aggregate EBIT of the GGC Division for both years is at least $4,000,000, Borrower will pay to Target an amount equal to the excess of (i) 50% of such aggregate EBIT over (ii) $140,000 and (B) if the GGC Division's EBIT for the first year is more than $2,000,000 and the aggregate EBIT of the GGC Division for both years is at least $4,000,000, Borrower will pay to Target an amount equal to the excess of (i) 50% of the GGC Division's EBIT for the second year even though such EBIT is less than $2,000,000 over (ii) $70,000. Within 90 days of the end of the one-year period to which such payment relates, Borrower shall deliver to Agent on behalf of the Lenders a notice specifying GGC EBIT for such year (the "Earn-Out Notice"), showing in reasonable detail the computation thereof, to be accompanied by a certification by Borrower's chief financial officer that such computation was accurate, complete and determined in accordance with the definitions and other guidelines contained herein.

"GGC Division" means new division of Borrower formed after the acquisition of Target containing the acquired assets of the Target.




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"EBIT" means the GGC Division's earnings before interest and taxes which shall be equal to the sales of the GGC Division less (i) cost of sales, including royalties and license fees and (ii) the expenses set forth on Schedule 1.6 of the Asset Purchase Agreement, all as determined in accordance with Borrower's accounting and allocation procedures utilized in preparing internal financial statements for Borrower's divisions.

                  1.7 Schedule 7.9 is hereby amended by deleting "$714,483" and replacing it with "$1,000,000".

                  1.8 The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  Section 2. Representations and Warranties.

                  A. The Borrower hereby represents and warrants to the Agent and the Lenders that:

                  2.1 After giving effect to the amendment of the Loan Agreement pursuant to this Amendment: (i) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof, and (ii) there exists no Default or Event of Default under the Loan Agreement after giving effect to this Amendment.

                  2.2 The Borrower has full corporate power and authority to execute and deliver this Amendment and to perform the obligations on its part to be performed thereunder and under the Loan Agreement as amended hereby.

                  2.3 Borrower shall pay to Agent for the pro-rata benefits of Lender an amendment fee of $50,000 30 days after the date hereof.

                  Section 3. Conditions Precedent to Amendments.

                  The effectiveness of the amendments contained in Section 1 of this Amendment, are each and all subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                  3.1 The Borrower, shall have duly executed and delivered this Amendment.

                  3.2 Borrower shall provide Agent with a copy of executed license agreement between Borrower and Jones New York and JNY Jones New York women's wool outerwear with Jones Investment Co.

                  3.3 The representations and warranties set forth in Section 2 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.




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                  3.4 Each of the conditions precedent set forth in Section 4.1 and Section 4.2 of the Loan Agreement shall have been satisfied or waived in accordance with the terms of the Loan Agreement.

                  3.5 The Agent shall have received such approvals, opinions or documents as any Lender through the Agent may reasonably request, the Borrower and the Guarantors shall have taken all such other actions as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent.

                  Section 4. Reference to and Effect Upon the Loan Agreement and
                             other Loan Documents.

                  4.1 Except as specifically amended in Section 1 above, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  4.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Loan Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Section 1 above, or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                  Section 5. Miscellaneous

                  5.1 This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  5.2 The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all reasonable attorneys' fees).

                  5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]






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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed on the date first above written.

                                   G-III LEATHER FASHIONS, INC.


                                   By:    /s/Wayne S. Miller
                                          ----------------------------
                                   Name:  Wayne S. Miller
                                          ----------------------------
                                   Title: Chief Financial Officer
                                          ----------------------------


                                   FLEET NATIONAL BANK, as Lender


                                   By:    /s/Stephen M. Leavenworth
                                          ----------------------------
                                   Name:  Stephen M. Leavenworth
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------


                                   THE CHASE MANHATTAN BANK,
                                   as Lender


                                   By:    /s/John Mulvey
                                          ----------------------------
                                   Name:  John Mulvey
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                                   THE CIT GROUP/COMMERCIAL
                                   SERVICES, NC., as Lender


                                   By:    /s/Lisa Murakami
                                          ----------------------------
                                   Name:  Lisa Murakami
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------


                                   ISRAEL DISCOUNT BANK OF NEW YORK
                                   as Lender


                                   By:    /s/Matilde Reyes
                                          ----------------------------
                                   Name:  Matilde Reyes
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------

                                   By:    /s/Howard Weinberg
                                          ----------------------------
                                   Name:  Howard Weinberg
                                          ----------------------------
                                   Title: First Vice President
                                          ----------------------------



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                                   FLEET NATIONAL BANK., as Agent


                                   By:    /s/Stephen M. Leavenworth
                                          ----------------------------
                                   Name:  Stephen M. Leavenworth
                                          ----------------------------
                                   Title: Vice President
                                          ----------------------------





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